Exhibit 99.1 MISSION LANE LLC Mission Lane Credit Card Master Trust Consulting Report January 5, 2022 Internal Audit, Risk, Business & Technology Consulting

TRANSMITTAL LETTER January 5, 2022 6) The decision whether to consummate the Transaction lies solely with you, and neither our work nor our findings shall in any way constitute a recommendation whether you should or should not consummate the Transaction, or on what terms; and PRIVATE & CONFIDENTIAL 7) The procedures were not contemplated or performed to satisfy any criteria for due Mission Lane LLC diligence published by a nationally recognized statistical rating organization. 1504 Belleville Street Richmond, VA 23230 Limitations of Procedures The procedures we performed do not constitute, in accordance with generally accepted Ladies and Gentlemen: auditing or other applicable professional standards: Please find enclosed our report (the “Report”) which was prepared at the request of Mission 1) An audit, review, or compilation of the Client’s historical financial statements or Lane LLC (“Mission Lane”, “Company” or Client“), in connection with your conduct of due specified elements, accounts or items thereof related to the Client or the Transaction; diligence procedures for purposes of the existing extension of credit, be it through a 2) An examination or compilation of any of the Client’s prospective financial information; warehouse line of credit, purchase facility, conduit facility, term loan, securitization, or other means and secured by certain assets originated / serviced by the Client via the Mission Lane 3) An examination of the Client’s internal controls, and, accordingly, we express no opinion Credit Card Master Trust facility (collectively, the “Transaction”), in accordance with the terms or other form of assurance thereon and our work cannot be relied upon to disclose of our Master Services Agreement dated September 6, 2019 and the Statement of Work errors, fraud or illegal acts that may exist; dated January 5, 2022 (collectively, the “Services Agreement”). The Report presents the 4) An assessment of whether the receivables were originated in conformance with, or results of certain limited consulting procedures performed with respect to Mission Lane’s deviated from, the Client’s stated underwriting or credit extension guidelines, standards, accounting system, servicing system and/or other asset (receivable) records associated with criteria or other requirements; the Transaction. These procedures are described in the “Scope of Services”, which was provided to us by Mission Lane. The objective of these procedures was to assist Mission 5) An appraisal or valuation of the collateral securing the receivables; Lane’s evaluation of the accuracy of certain receivables information reported by Mission Lane related to the Transaction. 6) An assessment of whether the Client complied with federal, state or local laws and regulations in the origination of the receivables; or Client Acknowledgements 7) A listing of findings for any other factor or characteristic with respect to the receivables By acceptance of the Report, you acknowledge that: not explicitly stated in the procedures. 1) You have determined that the procedures we performed are the procedures that you We have not verified the information we obtained or presented in the Report, except as requested us to perform, that you are solely responsible for the sufficiency of such explicitly specified therein. procedures for your purposes including where applicable the determination of sample sizes, and that you do not require us to perform any further procedures; Legal Representation 2) We make no representations and express no opinion as to the sufficiency of the Client acknowledges and agrees that it is responsible for its own legal representation and procedures for your purposes and had we performed additional procedures, other guidance related to the Transaction, and that it will consult its own legal resources before matters might have come to our attention that would have been reported to you; acting upon any deliverables Protiviti Inc. (“Protiviti”) provides pursuant to the Services Agreement. Client further acknowledges and agrees that Protiviti is not a law firm and is not 3) The procedures that we performed should not be taken to supplant additional inquiries providing legal advice or analysis and that Protiviti has not engaged legal counsel with and procedures that you should undertake in your evaluation of the Transaction; respect to the services, and that matters of legal interpretation are beyond the Scope of Services. 4) You have made available to us all accounting system, servicing system and/or other asset (receivable) records associated with the Transaction to meet the requirements of Protiviti expressly disclaims any and all responsibility for the accuracy, adequacy, the engagement, including any related instructions, assumptions or methodologies, that completeness or appropriateness of any legal document, relating to the Transaction or you believe are necessary for us to complete our procedures; otherwise, reviewed during the performance of the services as outlined herein. 2

TRANSMITTAL LETTER (2) (continued) Use of the Report This letter and the Report are intended solely for Client’s information and internal use and are not intended to be and should not be used by anyone other than Client. You agree that without the prior written consent of Protiviti, you will not circulate, quote or otherwise refer to this Report or a copy of all or any portion thereof. Notwithstanding the foregoing: • You may provide copies of the Report to any third parties so authorized in accordance with the terms and conditions set forth in the Services Agreement, solely for their informational use in connection with the Transaction, provided that (1) this letter shall be attached at the front of the Report at the time of disclosure, and (2) any such third party has agreed to keep the Report confidential and fully releases Protiviti from any liability arising out of, or in reliance upon, this Report; and • If, in accordance with the terms and conditions set forth in the Services Agreement, it is concluded that SEC Forms ABS15-G and/or ABS Due Diligence-15E are required for the Transaction: − An unaltered copy of the SEC Form ABS Due Diligence-15E provided by Protiviti with our Report attached may be posted to Client’s SEC Rule 17g-5 website for access by rating agencies who are producing a credit rating for the Transaction. − An unaltered copy of the Report may be attached to Client’s SEC Form ABS15-G for submission to the SEC. Updating of the Report We have no responsibility to update this letter or the Report for events and circumstances occurring after the date of this letter. Very truly yours, Protiviti Inc. By: _________________ Brian Sullivan Managing Director 3

OVERVIEW Engagement Overview • Mission Lane LLC (“Mission Lane”) is the “Servicer” for the Mission Lane Credit Card Master Trust, facility (collectively, the “Transaction”). The engagement focus is the procedures performed as it relates to eligible credit card receivables included in the Transaction as of September 30, 2021 (the “Portfolio”). • Mission Lane provided an electronic data file of the Portfolio on October 20, 2021 (the “Population File” or “Data Tape”) containing a listing of all eligible credit card accounts included in the Transaction as of September 30, 2021. • Per the Scope, a judgmental sample of credit card receivables from the Population File was subject to testing against the information provided by Mission Lane via the Loan File and the Servicing / Origination System. − The “Loan File” as referenced throughout this Report represents the collateral files provided by Mission Lane (via imaged documentation housed on Mission Lane’s internal imaging repository). Per discussion with Mission Lane Management, these files include the account holder’s credit application and the account opening disclosure statement, as maintained by Mission Lane for each account. The completeness, accuracy, consistency and sufficiency of these files was not assessed per the procedures performed. − The “Servicing / Origination System” as referenced throughout this Report refers to Mission Lane’s servicing and origination system for the credit card receivables. Management was noted to have provided an extract of the data reported within the Servicing / Origination System, the “TSYS System”. • Engagement fieldwork was performed remotely beginning November 1, 2021 through January 5, 2022 − Refer to the Glossary of Terms section for a listing of terms used throughout this Report. 4

CONSULTING PROCEDURES

DOCUMENTATION & ELIGIBILITY TESTING Documentation Review – Testing Overview Documentation Review – Results of Procedures • At Mission Lane’s direction, a judgmentally selected sample of 200 • The following procedures were performed with respect to the 200 eligible credit card accounts (including up to 15 accounts reported selected eligible credit card accounts included in the Transaction as of as ‘delinquent’) included in the Transaction as of September 30, September 30, 2021: 2021 per the Population File was subject to testing. Mission Lane i. Credit Application ID: Compared the credit application ID per the provided Loan Files and the TSYS System data extract for the Credit Application in the Loan File to the applicable data field per samples selected. the Data Tape, noting no differences for the 193 samples tested. − The aging (or delinquency) of the selected accounts was not ii. Customer State: Compared the state of residence for the subject to procedures performed, except as explicitly described accountholder (at origination) per the Credit Application in the Loan in the Documentation Review - Results of Procedures sub- File to the applicable data field per the Data Tape, noting no section. differences for the 193 samples tested. − Management did not provide the associated Loan File for seven iii. Account Open Date: Compared the account open date per the samples, so the noted testing could not be completed for all 200 Credit Application in the Loan File to the applicable data field per judgmentally selected accounts. As noted, a total of 193 the Data Tape, noting differences for 61 of the 176 samples tested, accounts was subject to the procedures described. as presented in the Documentation Review – Account Open Date • Except as explicitly described, no procedures were performed to table in the Exhibit – Documentation & Eligibility Testing section. determine the accuracy or completeness of the information − The Credit Application provided by Management for 17 of the contained on / in the Data Tape, the Loan Files, the TSYS System 193 samples did not include the ‘Account Open Date’ so the data extract or other support information provided. referenced Account Open Date testing could not be completed. iv. Customer Annual Income: Compared the accountholder’s annual income per the Credit Application in the Loan File to the applicable data field per the Data Tape, noting no differences for the 193 samples tested. 6

ASSET LEVEL REVIEW

Asset Level Review – Testing Overview

- At Mission Lane's direction, a judgmentally selected sample of 200 eligible credit card accounts (including up to 15 accounts reported as 'delinquent') included in the Transaction as of September 30, 2021 per the Population File was subject to testing. Mission Lane provided the TSYS System data extract for the samples selected.
  - The aging (or delinquency) of the selected accounts was not subject to procedures performed, except as explicitly described in the Asset Level Review - Results of Procedures sub-section.
- Except as explicitly described, no procedures were performed to determine the accuracy or completeness of the information contained on / in the Data Tape, the TSYS System data extract or other support information provided.

Asset Level Review – Results of Procedures

- The following procedures were performed with respect to the 200 selected eligible credit card accounts included in the Transaction as of September 30, 2021:
  - i. User ID: Compared the user ID on the TSYS System data extract to the applicable data field per the Data Tape, noting no differences.
  - ii. Account Status: Compared the account status on the TSYS System data extract to the applicable data field per the Data Tape, noting no differences.
  - iii. Account Age: Compared the account age on the TSYS System data extract to the applicable data field per the Data Tape, noting no differences.
  - iv. Bill Code: Compared the bill code on the TSYS System data extract to the applicable data field per the Data Tape, noting no differences.
  - v. Cash Advance APR: Compared the cash advance APR on the TSYS System data extract to the applicable data field per the Data Tape, noting no differences.
  - vi. Channel: Compared the channel on the TSYS System data extract to the applicable data field per the Data Tape, noting no differences.
  - vii. Original Credit Limit: Compared the original credit limit on the TSYS System data extract to the applicable data field per the Data Tape, noting no differences.
  - viii. Current Account Balance: Compared the current account balance on the TSYS System data extract to the applicable data field per the Data Tape, noting no differences.
  - ix. Customer Age: Compared the customer age on the TSYS System data extract to the applicable data field per the Data Tape, noting no differences.
  - x. Debt to Income Ratio (DTI): Compared the DTI-ratio on the TSYS System data extract to the applicable data field per the Data Tape, noting no differences.
  - xi. FICO Score at Origination: Compared the FICO score (at origination) on the TSYS System data extract to the applicable data field per the Data Tape, noting no differences.

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ASSET LEVEL REVIEW (2) Asset Level Review – Results of Procedures (continued) xii. Customer Monthly Income: Compared the customer monthly income on the TSYS System data extract to the applicable data field per the Data Tape, noting no differences. xiii. Account Delinquency Status: Compared the account delinquency status on the TSYS System data extract to the applicable data field per the Data Tape, noting no differences. xiv. Account Principal Balance: Compared the account principal balance on the TSYS System data extract to the applicable data field per the Data Tape, noting no differences. xv. Product Name: Compared the product name on the TSYS System data extract to the applicable data field per the Data Tape, noting no differences. xvi. Purchases APR: Compared the purchases APR on the TSYS System data extract to the applicable data field per the Data Tape, noting no differences. xvii. Risk Score: Compared the risk score on the TSYS System data extract to the applicable data field per the Data Tape, noting no differences. 8

EXHIBIT – DOCUMENTATION & ELIGIBILITY TESTING

Documentation Review – Account Open Date

#	Open Date Per Data Tape	Open Date Per Application	Difference (Days)	#	Open Date Per Data Tape	Open Date Per Application	Difference (Days)
2	07/25/21	07/24/21	(1)	97	04/10/20	04/09/20	(1)
6	07/12/18	07/11/18	(1)	98	07/14/19	07/12/19	(2)
8	01/03/21	01/02/21	(1)	100	01/06/20	01/05/20	(1)
10	01/04/19	01/03/19	(1)	101	06/20/21	06/19/21	(1)
17	07/23/21	07/22/21	(1)	102	02/07/21	02/06/21	(1)
23	05/09/21	05/08/21	(1)	110	03/31/19	03/30/19	(1)
24	06/09/19	06/08/19	(1)	111	12/01/19	11/29/19	(2)
32	06/12/18	06/11/18	(1)	120	08/15/21	08/14/21	(1)
34	11/07/19	11/06/19	(1)	125	04/02/21	04/01/21	(1)
36	12/20/19	12/19/19	(1)	127	05/20/21	05/19/21	(1)
40	07/06/21	07/05/21	(1)	128	01/31/21	01/30/21	(1)
41	03/07/19	03/06/19	(1)	130	08/15/21	08/13/21	(2)
42	03/24/20	03/22/20	(2)	132	07/18/19	07/17/19	(1)
43	04/02/21	04/01/21	(1)	135	04/18/21	04/17/21	(1)
44	03/18/21	03/17/21	(1)	137	02/07/21	02/06/21	(1)
45	05/08/19	05/07/19	(1)	147	07/11/21	07/10/21	(1)
47	07/05/19	07/04/19	(1)	151	06/15/21	06/12/21	(3)
52	05/19/21	05/18/21	(1)	161	03/28/21	03/26/21	(2)
58	04/27/20	04/25/20	(2)	165	09/06/20	09/05/20	(1)
59	12/01/19	11/30/19	(1)	170	04/04/21	04/03/21	(1)
66	07/01/19	06/30/19	(1)	172	05/06/21	05/05/21	(1)
73	08/01/21	07/31/21	(1)	173	05/09/21	05/08/21	(1)
74	06/20/21	06/19/21	(1)	177	06/22/21	06/21/21	(1)
76	12/19/19	12/18/19	(1)	180	08/26/20	08/25/20	(1)
83	07/11/21	07/09/21	(2)	181	04/21/21	04/20/21	(1)
86	04/10/20	04/09/20	(1)	189	09/12/19	09/11/19	(1)
87	07/14/19	07/12/19	(2)	193	07/01/19	06/29/19	(2)
89	01/06/20	01/05/20	(1)	196	05/20/21	05/19/21	(1)
90	06/20/21	06/19/21	(1)	197	01/31/21	01/30/21	(1)
91	02/07/21	02/06/21	(1)	198	03/15/21	03/14/21	(1)
94	07/11/21	07/09/21	(2)				

Source: Data Tape and Loan Files

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GLOSSARY OF TERMS Acronym Term/Definition APR Annual Percentage Rate Client, Company or Mission Lane LLC Mission Lane DTI Debt-to-Income FICO Consumer Credit Score Issuer Mission Lane Credit Card Master Trust Collateral files provided by Mission Lane (via imaged Loan File documentation housed on Mission Lane’s internal imaging repository) Population File Electronic data file of the Portfolio provided by Mission or Data Tape Lane on October 20, 2021 Eligible credit card accounts included in the Transaction as Portfolio of September 30, 2021 Scope or Scope Scope of Services provided by Mission Lane of Services Servicer Mission Lane LLC Servicing / Origination Mission Lane’s Servicing and Origination System System Transaction Mission Lane Credit Card Master Trust Third Party Credit Card Processor system for the data TSYS System extract provided by Mission Lane 10

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